UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2006

PERFORMANCE TECHNOLOGIES, INCORPORATED

Commission file number 0-27460

Incorporated pursuant to the Laws of the State of Delaware

Internal Revenue Service – Employer Identification No. 16-1158413

205 Indigo Creek Drive, Rochester, New York 14626

(585)256-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 8, 2006, Performance Technologies, Incorporated issued a press release announcing its results of operations for the quarter and year ending December 31, 2005. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

(c) Exhibits.

(99.1) Press release issued by Performance Technologies, Incorporated on February 8, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE TECHNOLOGIES, INCORPORATED

February 9, 2006	By	/s/ Michael P. Skarzynski
Michael P. Skarzynski President and Chief Executive Officer

February 9, 2006	By	/s/ Dorrance W. Lamb
Dorrance W. Lamb Chief Financial Officer and Senior Vice President of Finance

Exhibit 99.1

For more information contact:

Dorrance W. Lamb

SVP and Chief Financial Officer

Performance Technologies

585-256-0200 ext. 276

http://www.pt.com

finance@pt.com

Performance Technologies Announces

Fourth Quarter and 2005 Financial Results

“Company announces transformation plan for 2006.”

ROCHESTER, NY – February 8, 2006 -- Performance Technologies, Inc. (Nasdaq NM: PTIX), a leading developer of communications platforms and systems for the communications, defense and homeland security, and commercial markets, today announced its financial results for the fourth quarter and 2005.

Financial Performance

Revenue in the fourth quarter 2005 amounted to $13.3 million, compared to $12.3 million in the third quarter 2005 and $13.1 million in the fourth quarter 2004. Revenue for 2005 amounted to $49.6 million, compared to $53.5 million in 2004.

GAAP Information:

Net income for the fourth quarter 2005 totaled $.9 million, or $.06 per diluted share based on 13.3 million shares outstanding (including an intangible asset write-off amounting to $1.4 million, or $.07 per diluted share). Net loss for the fourth quarter 2004 amounted to $1.2 million, or $.09 per basic share based on 12.8 million shares outstanding.

Net income for 2005 totaled $3.0 million, or $.23 per diluted share based on 13.2 million shares outstanding. Net income for 2004 amounted to $2.8 million, or $.21 per diluted share based on 13.2 million shares outstanding.

Non-GAAP Information:

Management believes that the Company’s results excluding non-recurring items (“Non-GAAP”) provides investors with another measure of its operations, as non-recurring items result from facts and circumstances that vary in frequency, amounts and cause.

There were no differences between GAAP and Non-GAAP net income and diluted earnings per share for the fourth quarter 2005 and 2005 financial results.

Non-GAAP net income for the fourth quarter 2004 amounted to $.9 million, or $.07 per diluted share excluding certain non-recurring items, based on 13.1 million shares outstanding. During the fourth quarter 2004, using a corporate income tax rate of 36%, the following non-recurring items were recorded which affected the comparability of earnings to the fourth quarter 2005:

•	A valuation charge related to a note receivable from an unaffiliated company in the amount of $3.0 million, or $.15 per diluted share.
•	A restructuring charge amounting to $.2 million, or $.01 per diluted share related to improving the Company’s cost structure.

Non-GAAP net income for 2004 amounted to $3.8 million, or $.29 per diluted share excluding non-recurring items based on 13.2 million shares outstanding. In addition to the above items recorded in the fourth quarter 2004, the following non-recurring items were recorded during 2004, using the appropriate corporate income tax rates:

•	An expense for in-process research and development costs associated with an acquisition in the amount of $.2 million, or $.01 per diluted share; and
•	A sale of an investment in an unaffiliated company realizing a gain of $1.2 million, or $.09 per diluted share.

On January 4, 2006, the Company announced its plan to close its engineering center in Norwood, Massachusetts and transfer product development and customer support for the voice technology products to other Company engineering centers. In connection with the assessment of the voice technology products software development, the Company recorded a charge in the fourth quarter 2005 to write off software development costs that were capitalized for new voice technology products which had not reached commercial general release and were discontinued. This intangible asset write-off amounted to $1.4 million, or $.07 per diluted share.

The Company's fourth quarter tax provision is a benefit, reflecting the effects of the tax impacts arising from the fourth quarter pre-tax book income being significantly lower than previously estimated.

“The Company recorded sequential revenue growth in the fourth quarter despite cancellation of a significant customer order,” said Michael Skarzynski, president and chief executive officer. “As we begin 2006, we are excited about the prospects for the Company and we are taking a fresh look at ways to improve all aspects of the business.”

Cash and investments amounted to $33.0 million and $25.6 million at December 31, 2005 and 2004, respectively. The Company had no long-term debt at either date.

Business Overview

The following contains forward-looking statements within the meaning of the Securities Act of 1933 and Securities Exchange Act of 1934 and is subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

The Company is a leading developer of platforms, systems and software solutions for the communications market. It targets three vertical markets: telecommunications, defense and homeland security, and commercial. Of the three vertical markets served, telecommunications is the largest. Breakdowns of applications that utilize the Company’s products include: Voice-over-IP (VoIP) representing approximately 40%, wireless infrastructure representing 40%, and the remaining 20% spread across various other markets.

On November 3, 2005, Michael Skarzynski joined the Company as president and chief executive officer, succeeding Donald Turrell. Since joining, Mr. Skarzynski has spent time meeting with employees, customers, partners and investors around the world to develop a broad understanding of the Company’s value proposition. In the process, Mr. Skarzynski assessed the Company’s strengths and capabilities, and developed strategic objectives around market leadership and profitable growth. The goals of this strategy are to double revenue to $100 million by 2008 and to become the number one or number two competitor in the embedded platform market by 2010. The Company expects to achieve these objectives through a combination of organic growth and acquisitions.

“While 2006 will be a transition year for the Company,” said Mr. Skarzynski, “profitable revenue growth is absolutely the number one priority. The Company’s balance sheet is strong and the Company has successfully earned profits during challenging times. Building on this success, key elements of our plan are to improve our business processes and infrastructure in preparation for growth and to continue building partnerships with tier-one equipment manufacturers. Management is committed to doing what it takes in 2006, and beyond, to drive sustained and profitable revenue growth and to enhance shareholder value.”

Guidance

The Company provides guidance only on earnings per share expected in the next quarter. Management expects diluted earnings per share in the first quarter 2006 to be $.06 to $.09, including stock option expense of $50,000, or $0.00 per diluted share related to the Company’s implementation of Statement of Financial Accounting Standards No. 123 (revised). This earnings per share guidance excludes any stock options granted in the first quarter 2006 and excludes restructuring charges.

Any additional information provided, such as revenue forecasts, is provided as supplementary information to the earnings per share guidance. Based upon the current business mix, the current backlog and review of sales forecasts, revenue is expected to be in the range of $12.5 million to $13.5 million in the first quarter 2006. Gross margin is expected to be approximately 51.0% to 52.5% and the effective corporate income tax rate for the first quarter 2006 is expected to be 26%.

The Company works with customers to design its systems, platforms, blades and software solutions into their communications infrastructure products. Design wins have been an important metric for management to judge the Company's product acceptance in its marketplace. Design wins, if successfully implemented by our customers, reach production volumes at varying rates, generally beginning twelve to eighteen months after the design win occurs. A variety of risks such as schedule delays, cancellations, changes in customer markets and economic conditions can adversely affect a design win before production is reached, or during deployment.

During the fourth quarter 2005, the Company realized eight design wins for its Advanced Managed Platform and SEGway™ product families. Each design win is expected to generate at least $0.5 million of annualized revenue when reaching production volumes. During weak or uncertain economic periods, the visibility for customer orders is limited, which frequently causes delays in the placement of orders. These factors often result in a substantial portion of the Company's revenue being derived from orders placed within a quarter and shipped in the final month of the same quarter. Forward-looking visibility for customer orders continues to be very limited.

More in-depth discussions of the Company's strategy and financial performance can be found in the Company's Annual and Quarterly Reports, on Form 10-K and Form 10-Q, as filed with the Securities and Exchange Commission.

About Performance Technologies

Performance Technologies (Nasdaq NM: PTIX) develops platforms and systems for the world's evolving communications infrastructure. Our broad customer base includes global technology companies in the communications, defense and homeland security, and commercial markets. Serving the industry for 25 years, our complete line of embedded and system-level products enables equipment manufacturers and service providers to offer highly available and fully-managed systems with time-to-market, performance and cost advantages.

Performance Technologies is headquartered in Rochester, New York. Additional engineering facilities are located in San Diego and San Luis Obispo, California; and Ottawa, Ontario (Canada). For more Information, visit http://www.pt.com.

Forward Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. This press release contains forward-looking statements which reflect the Company's current views with respect to future events and financial performance, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the safe harbor provisions of those Sections.

These forward-looking statements are subject to certain risks and uncertainties, and the Company's actual results could differ materially from those discussed in the forward-looking statements. These risks and uncertainties include, among other factors, general business and economic conditions, rapid technological changes accompanied by frequent new product introductions, competitive pressures, dependence on key customers, the attainment of design wins, fluctuations in quarterly and annual results, the reliance on a limited number of third party suppliers, limitations of the Company's manufacturing arrangements, the protection of the Company's proprietary technology, the dependence on key personnel, potential delays associated with the purchase and implementation of an advanced planning and scheduling system, potential impairments of investments and foreign regulations. These statements should be read in conjunction with the audited Consolidated Financial Statements, the Notes thereto, and Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company as of December 31, 2004, as reported in its Annual Report on Form 10-K, and other documents as filed with the Securities and Exchange Commission.

###

A conference call will be held on Thursday, February 9, 2006 at 10:00 a.m. eastern time to discuss the Company’s financial performance for the fourth quarter and 2005. All institutional investors can participate in the conference by dialing (866) 250-5144. The conference call will be available simultaneously for all other investors at (866) 500-7713 or (416) 849-2692. A digital recording of the call may be accessed immediately after the completion of the conference from February 9 through February 13, 2006. Participants should dial (800) 677-8546 or (402) 220-1452 using passcode 5095789. A live Webcast of the conference call will be available on the Performance Technologies’ Web site at www.pt.com and will be archived to the site within two hours after the completion of the call.

PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(unaudited)

ASSETS

	December 31,	December 31,
	2005	2004

Current Assets:
Cash and cash equivalents	$11,803,000	$10,361,000
Investments	21,150,000	15,250,000
Accounts receivable	9,523,000	10,185,000
Inventories	7,148,000	6,573,000
Prepaid income taxes		771,000
Prepaid expenses and other assets	470,000	801,000
Deferred taxes	3,272,000	3,088,000
Total current assets	53,366,000	47,029,000

Property, equipment and improvements	2,004,000	2,186,000
Software development costs	3,182,000	3,653,000
Investment in unconsolidated company	248,000
Goodwill	4,143,000	4,143,000
Total assets	$62,943,000	$57,011,000

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$1,836,000	$1,476,000
Income taxes payable	244,000
Accrued expenses	4,438,000	3,916,000
Total current liabilities	6,518,000	5,392,000

Deferred taxes	1,138,000	1,198,000
Total liabilities	7,656,000	6,590,000

Stockholders' equity:
Preferred stock
Common stock	133,000	133,000
Additional paid-in capital	13,903,000	13,476,000
Retained earnings	42,601,000	41,978,000
Treasury stock	(1,350,000)	(5,188,000)
Accumulated other comprehensive income		22,000
Total stockholders' equity	55,287,000	50,421,000
Total liabilities and stockholders' equity	$62,943,000	$57,011,000

PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2005 AND 2004

(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2005	2004	2005	2004

Sales	$13,331,000	$13,089,000	$49,633,000	$53,489,000
Cost of goods sold	6,660,000	7,178,000	25,191,000	28,027,000
Gross profit	6,671,000	5,911,000	24,442,000	25,462,000

Operating expenses:
Selling and marketing	1,707,000	1,634,000	5,894,000	6,403,000
Research and development	2,816,000	2,633,000	10,367,000	10,243,000
General and administrative	1,005,000	1,251,000	4,663,000	4,786,000
Restructuring charges	122,000	205,000	370,000	217,000
Intangible asset write-off	1,360,000		1,360,000
In-process research and development				218,000
Total operating expenses	7,010,000	5,723,000	22,654,000	21,867,000
Income (loss) from operations	(339,000)	188,000	1,788,000	3,595,000

Note receivable valuation charge		(3,000,000)		(3,000,000)
Other income, net	338,000	276,000	1,296,000	747,000
Income (loss) before income taxes, equity
in income of unconsolidated company
and gain on sale of investment	(1,000)	(2,536,000)	3,084,000	1,342,000

Income tax provision (benefit)	(856,000)	(1,357,000)	39,000	(87,000)
Income (loss) before equity in income of
unconsolidated company and gain on
sale of investment	855,000	(1,179,000)	3,045,000	1,429,000

Equity in income of unconsolidated company				182,000

Gain on sale of investment in unconsolidated
company, net of tax				1,169,000

Net income (loss)	$855,000	$(1,179,000)	$3,045,000	$2,780,000

Basic earnings (loss) per share	$0.07	$(0.09)	$0.24	$0.22

Weighted average common shares	12,995,000	12,775,000	12,885,000	12,720,000

Diluted earnings (loss) per share	$0.06	$(0.09)	$0.23	$0.21

Weighted average common and
common equivalent shares	13,327,000	12,775,000	13,167,000	13,219,000